UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2007

Integral Vision, Inc.

(Exact Name of Registrant as Specified in its Charter)

New York (State of other Jurisdiction of Incorporation)	0-12728 (Commission File Number)	38-2191935 (I.R.S. Employer Identification No.)

49113 Wixom Tech Drive, Wixom, Michigan (Address of Principal Executive Offices)		48393 (Zip Code)

Registrant’s telephone number, including area code: 248-668-9230

 Former Name/Address
(Former name or former address, if changed from last report)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Jeff Becker has been named Senior Vice President of the Company, effective as of May 18, 2007.

Paul Zink has been named Vice President of Applications Engineering, effective as of May 18, 2007.

Mark Michniewicz has tendered his resignation as Vice President of Engineering, effective May 18, 2007. Mr. Zink and Andrew Blowers, the Company’s Chief Technology Officer, will be handling Mr. Michniewicz’s former responsibilities after his departure.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTEGRAL VISION, INC.

Dated: May 14, 2007	By:	/s/ Mark R. Doede
Mark R. Doede President, Chief Operating Officer and Chief Financial Officer